                             CORPORATE RESOLUTION TO BORROW

Principal           Loan Date    Maturity    Loan No   Call      Collateral
$1,500,000.00 09-15-1997       12-31-1997   815-315                  365
Account           Officer     Initials
 7155425480       62186
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: R.H. Phillips, Inc.    Lender: U.S. BANK OF CALIFORNIA
          26836 COUNTY ROAD 12A          California Corporate Banking
          ESPARTO, CA 95627                      980 9th Street, Suite 1100
                                                         Sacramento, CA 95814
I, the undersigned Secretary or Assistant Secretary of R.H. PHILLIPS,
INC. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California as a corporation for profit, with its principal office at 26836 COUNTY ROAD 12A, ESPARTO, CA 95627, and is duly authorized to transact business in the State of California.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on September 15, 1997, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any two (2) of the following named officers, employees, or agents of this Corporation, whose actual signature are shown below:

   NAMES                        POSITIONS          ACTUAL SIGNATURES

JOHN E. GIGUIERE    CO-PRESIDENT //S// JOHN E. GIGUIERE
KARL GIGUIERE        CO-PRESIDENT //S// KARL GIGUIERE
MIKE MOTRONI         C.F.O.                  //S// MIKE MOTRONI
LANE GIGUIERE         VP, OPERATIONS //S// LANE GIGUIERE

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

Borrow Money. To borrow from time to time from U.S. BANK
NATIONAL ASSOCIATION ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: JOHN E. GIGUIERE CO-PRESIDENT; KARL GIGUIERE, CO-PRESIDENT; MIKE MOTRONI,
C.F.O.; and BETH BRADY.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to there Resolutions and performed prior to the passage of the Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or (f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The
Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

09-15-1997       CORPORATE RESOLUTION TO BORROW   PAGE 2
Loan No 815-315                       (Continued)

IN TESTIMONY WHEREOF, I have hereunto set my hand on September
15, 1997 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                    CERTIFIED AND ATTESTED BY:

                                     //S// LANE GIGUIERE
                                    //S// MIKE MOTRONI

NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

                                        ALTERNATE RATE OPTIONS
                                              PROMISSORY NOTE
                                           (PRIME RATE, LIBOR)
$1,500,000                                                     Dated as of
                                                                   9/15/97

R.H. PHILLIPS, INC.                                            ("Borrower")

U.S. BANK                                                        ("Lender")

1. TYPE OF CREDIT. This note is given to evidence Borrower's obligation to repay all sums which Lender may from time to time advance to Borrower ("Advances") under a:

          single disbursement loan. Amounts loaned to Borrower hereunder may be disbursed in a single Advance in the amount shown in Section 2.

X        revolving line of credit. No Advances shall be made which create a maximum amount outstanding any one time which exceeds the maximum amount shown in Section 2. However, Advances hereunder may be borrowed, repaid and reborrowed, and the aggregate Advances loaned hereunder from time to time may exceed such maximum amount.

          non-revolving line of credit. Each Advance made from time to time hereunder shall reduce the maximum amount available shown in Section 2. Advances loaned hereunder which are repaid may not be reborrowed.

2. PRINCIPAL BALANCE. The unpaid principal balance of all Advances outstanding under this note (Principal Balance") at one time shall not exceed $1,500,000.00.

3. PROMISE TO PAY. For value received Borrower promises to pay to Lender or order at 980 9th St. Ste. 1100, Sacramento, CA the Principal Balance of this note, with interest at the rates) specified in Sections 4 and 11 below.

4. INTEREST RATE. The interest rate on the Principal Balance outstanding may vary from time to time pursuant to the provisions of this note. Subject to the provisions of this note, Borrower shall have the option from time to time of choosing to pay interest at the rate or rates and for the applicable periods of time based on the rate options provided herein; provided, however, that once Borrower notifies Lender of the rate option chosen in accordance with the provisions of this note, such notice shall be irrevocable. The rate options are the Prime Borrowing Rate and the LIBOR Borrowing Rate, each as defined herein.

(a) Definitions. The following terms shall have the following meanings:

     "Business Day" means any day other than a Saturday, Sunday, or other day, that commercial banks in Sacramento, California, Portland, Oregon or New York City are authorized or required by law to close; provided, however that when used in connection with a LIBOR Rate, LIBOR
Amount or LIBOR Interest Period such term shall also exclude any day on which dealings in U.S. dollar deposits are not carried on in the London interbank market.

     "LIBOR Amount" means each principal amount for which Borrower chooses to have the LIBOR Borrowing Rate apply for any specified LIBOR Interest Period.

     "LIBOR Interest Period" means as to any LIBOR Amount, a period of 1,2,3 months commencing on the date the LIBOR Borrowing Rate becomes applicable thereto; provided, however, that: (i) the first day of each LIBOR Interest Period must be a Business Day; (ii) No LIBOR
Interest Period shall be selected which would extend beyond December 31, 1997; (iii) no LIBOR Interest Period shall extend beyond the date of any principal payment required under Section 6 of this note, unless the sum of the Prime Rate Amount, plus LIBOR Amounts with LIBOR Interest
Periods ending on or before the scheduled date of such principal payment, plus principal amounts remaining unborrowed under a line of credit, equals or exceeds the amount of such principal payment; (iv) any LIBOR Interest Period which would otherwise expire on a day which is not a Business Day, shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such LIBOR Interest Period into another calendar month, in which event the LIBOR Interest Period shall end on the Immediately preceding Business Day; and (v) any LIBOR Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall end on the last Business Day of a calendar month.

     "LIBOR Rate" means, for any LIBOR Interest Period, the rate per annum (computed on the basis of a 360-day year and the actual number of days elapsed and rounded upward to the nearest 1/16 of 1%) established by Lender as its LIBOR Rate, based on Lender's determination, on the basis of such factors as Lender deems relevant, of the rate of interest at which U.S. dollar deposits would be offered to U.S. Bank in the London interbank market at approximately 11 a.m. London time on the date which is two Business Days prior to the first day of such LIBOR Interest Period for delivery on the first day of such LIBOR Interest Period for the number of months therein; provided, however, that the LIBOR Rate shall be adjusted to take into account the maximum reserves required to be maintained for Eurocurrency liabilities by banks during each such LIBOR Interest Period as specified in Regulation D of the Board of Governors of the Federal Reserve System or any successor regulation.

     "Prime Rate" means the rate of interest which Lender from time to time establishes as its prime rate and is not, for example, the lowest rate of interest which Lender collects from any borrower or class of borrowers.
When the Prime Rate is applicable under Section 4(b) or 11(b), the interest rate hereunder shall be adjusted without notice effective on the day the Prime Rate changes, but in no event shall the rate of interest be higher than allowed by law.

     "Prime Rate Amount" means any portion of the Principal Balance bearing interest at the Prime Borrowing Rate.

(b) The Prime Borrowing Rate.

     (i) The Prime Borrowing Rate is a per annum rate equal to the Prime Rate plus 0.00% per annum.

     (ii) Whenever Borrower desires to use the Prime Borrowing Rate option, Borrower shall give Lender notice orally or in writing in accordance with Section 15 of this note, which notice shall specify the requested effective date (which must be a Business Day) and principal amount of the Advance or increase in the Prime Rate Amount, and whether Borrower is requesting a new Advance under a line of credit or conversion of a LIBOR Amount to the Prime Borrowing Rate.

     (iii) Subject to Section 11 of this note, interest shall accrue on the unpaid Principal Balance at the Prime Borrowing Rate unless and except to the extent that the LIBOR Borrowing Rate is in effect.

(c) The LIBOR Borrowing Rate.

     (i) The LIBOR Borrowing Rate is the LIBOR Rate plus 2.00% per annum.

     (ii) Borrower may obtain LIBOR Borrowing Rate quotes from Lender between 8:00 a.m. and 10:00 a.m. (Portland, Oregon time) on any Business Day. Borrower may request an Advance, conversion of any portion of the Prime Rate Amount to a LIBOR Amount or a new LIBOR Interest Period for an existing LIBOR Amount, at such rate only by giving Lender notice in accordance with Section 4(c)(iii) before 10:00 a.m. (Portland, Oregon time) on such day.

     (iii) Whenever Borrower desires to use the LIBOR Borrowing Rate option, Borrower shall give Lender irrevocable notice (either in writing or orally and promptly confirmed in writing) between 8:00 a.m. and 10:00 a.m. (Portland, Oregon time) two (2) Business Days prior to the desired effective date of such rate. Any oral notice shall be given by, and any written notice or confirmation of an oral notice shall be signed by, the person(s) authorized in Section 15 of this note, and shall specify the requested effective date of the rate, LIBOR Interest Period and LIBOR Amount, and whether Borrower is requesting a new Advance at the LIBOR Borrowing Rate under a line of credit, conversion of all or any portion of the Prime Rate Amount to a LIBOR Amount, or a new LIBOR Interest
Period for an outstanding LIBOR Amount. Notwithstanding any other term of this note. Borrower may elect the LIBOR Borrowing Rate in the minimum principal amount of $500,000.00 and in multiples of $10,000.00 above such amount; provided, however that no more than 3 separate
LIBOR Interest Periods may be in effect at any one time.

     (iv) If at any time the LIBOR Rate is unascertainable or unavailable to Lender or if LIBOR Rate loans become unlawful, the option to select the LIBOR Borrowing Rate shall terminate immediately, If the LIBOR
Borrowing Rate is then in effect, (A) it shall terminate automatically with respect to all LIBOR Amounts (i) on the last day of each then applicable LIBOR Interest Period, if Lender may lawfully continue to maintain such loans, or (ii) immediately if Lender may not lawfully continue to maintain such loans through such day, and (B) subject to Section 11, the Prime Borrowing Rate automatically shall become effective as to such amounts upon such termination.

     (v) If at any time after the date hereof (A) any revision in or adoption of any applicable law, rule, or regulation or in the interpretation or administration thereof (i) shall subject Lender or its Eurodollar lending office to any tax, duty, or other charge, or change the basis of taxation of payments to Lender with respect to any loans bearing interest based on the LIBOR Rate, or (ii) shall impose or modify any reserve, insurance, special deposit, or similar requirements against assets of, deposits with or from the account of, or credit extended by Lender or its Eurodollar lending office, or impose on Lender or its Eurodollar lending office any other condition affecting any such loans, and (B) the result of any of the foregoing is (i) to increase the cost to Lender of making or maintaining any such loans or (ii) to reduce the amount of any sum receivable under this note by Lender or its Eurodollar lending office, Borrower shall pay Lender within 15 days after demand by Lender such additional amount as will compensate Lender for such increased cost or reduction. The determination hereunder by Lender of such additional amount shall be conclusive in the absence of manifest error. If Lender demands compensation under this Section 4(c)(v), Borrower may upon three (3) Business Days' notice to Lender pay the accrued interest on all LIBOR Amounts, together with any additional amounts payable under Section 4(c)(vi), subject to Section 11, upon Borrower's paying such accrued interest and additional costs, the Prime Borrowing Rate immediately shall be effective with respect to the unpaid principal balance of such LIBOR Amounts.

     (vi) Borrower shall pay to Lender, on demand, such amount as Lender reasonably determines (determined as though 100% of the applicable
LIBOR Amount had been funded in the London interbank market is necessary to compensate Lender for any direct or indirect losses, expenses, liabilities, costs, expenses or reductions in yield to Lender, whether incurred in connection with liquidation or re-employment of funds or otherwise, incurred or sustained by Lender as a result of: (A) Any payment or prepayment of a LIBOR Amount, termination of the LIBOR Borrowing
Rate or conversion of LIBOR Amount to the Prime Borrowing Rate on a day other than the last day of the applicable LIBOR Interest Period
(including as a result of acceleration or a notice pursuant to Section 4(c)(v)); or (B) Any failure of Borrower to borrow, continue or prepay any LIBOR Amount or to convert any portion of the Prime Rate Amount to a LIBOR Amount after Borrower has given a notice thereof to Lender.

     (vii) If Borrower chooses the LIBOR Borrowing Rate, Borrower shall pay interest based on such rate, plus any other applicable taxes or charges hereunder, even though Lender may have obtained the funds loaned to Borrower from sources other than the London interbank market. Lender's determination of the LIBOR Borrowing Rate and any such taxes or charges shall be conclusive in the absence of manifest error.

     (viii) Notwithstanding any other term of this note, Borrower may not select the LIBOR Borrowing Rate if an event of default hereunder has occurred and is continuing.

     (ix) Nothing contained in this note, including without limitation the determination of any LIBOR Interest Period or Lender's quotation of any LIBOR Borrowing Rate, shall be construed to prejudice Lender's right, if any, to decline to make any requested Advance or to require payment on demand.

5. COMPUTATION OF INTEREST. All interest under Section 4 and
Section 11 will be computed at the applicable rate based on a 360-day year and applied to the actual number of days elapsed.

6. PAYMENT SCHEDULE.

(a) Principal. Principal shall be paid:

     on demand.
X   on demand, or if no demand, on December 31, 1997
     subject to Section 8, in installments of
       each, plus accrued interest, beginning on    And on the same day of
         each thereafter until     When the entire Principal Balance plus
         interest thereon shall be due and payable.
       each, including accrued interest, beginning on   and on the same day
         of each   thereafter until    When the entire Principal Balance plus
         interest thereon shall be due and payable.

(b) Interest.

     (i) Interest on the Prime Rate Amount shall be paid:
          X   on the 15th day of October, 1997 and on the same day of each month thereafter prior to maturity and at maturity.
               at maturity
               At the time each principal installment is due and at maturity.

     (ii) Interest on all LIBOR Amounts shall be paid:

          on the last day of the applicable LIBOR Interest Period, and if such LIBOR Interest Period is longer than three months, on the last day of each three month period occurring during such LIBOR
               Interest Period, and at maturity.
      X on the 15th day of October, 1997 and on the same day of each month thereafter prior to maturity and at maturity.
          at maturity.
          at the time each principal installment is due and at maturity.

7. PREPAYMENT

(a) Prepayments of all or any part of the Prime Rate Amount may be made at any time without penalty.

(b) Except as otherwise specifically set forth herein, Borrower may not prepay all or any part of any LIBOR Amount or terminate any LIBOR
Borrowing Rate, except on the last day of the applicable LIBOR Interest
Period.

(c) Principal prepayments will not postpone the date of or change the amount of any regularly scheduled payment. At the time of any principal prepayment, all accrued interest, fees, costs and expenses shall also be paid.

8. CHANGE IN PAYMENT AMOUNT. Each time the interest rate on the note changes the holder of this note may, from time to time, in holder's sole discretion, increase or decrease the amount of each of the installments remaining unpaid at the time of such change in the rate to an amount holder in its sole discretion deems necessary to continue amortizing the Principal Balance at the same rate established by the instalment amounts specified in Section 6(a), whether or not a "balloon" payment, shall include the entire Principal Balance and interest thereon then outstanding, and may be substantially more tan the installment specified in Section 6.

9. ALTERNATE PAYMENT DATE. Notwithstanding any other term of this note, if in any month there is no day on which a scheduled payment would otherwise be due (c.g. February 32), such payment shall be paid on the last banking day of that month.

10. PAYMENT BY AUTOMATIC DEBIT.

     Borrower hereby authorizes Lender to automatically deduct the amount of all principal and interest payments from account number 8110-012690 at Lender's Sacramento Main Branch. If there are insufficient funds in the account to pay the automatic deduction in full, Lender may allow the account to become overdrawn, or Lender may reverse the automatic deduction. Borrower will pay al the fees on the account which result from the automatic deductions, including any overdraft and non-sufficient funds charges. If for any reason Lender does not charge the account for a payment, or if an automatic payment is reversed, the payment is still due according to this note. If the account is a Money Market Account, the number of withdrawals from that account is limited as set out in the account agreement. Lender may cancel the automatic deduction at any time in its discretion.

Provided, however, if no account number is entered above, Borrower does not want to make payments by automatic debit.

11. DEFAULT.

(a) Without prejudice to any right of Lender to require payment on demand or to decline to make any requested Advance, each of the following shall be an event of default: (i) Borrower fails to make any payment when due. (ii) Borrower fails to perform or comply with any term, covenant or obligation in this note or any agreement related to this note, or in any other agreement or loan Borrower has with Lender. (iii) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement. In favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this note or perform Borrower's obligations under this note or any related documents. (iv) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (v) Borrower dies, becomes insolvent, liquidates or dissolves, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding in commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (vi) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (vii) Any of the events described in this default section occurs with respect to any general partner in Borrower or any guarantor of this note, or any guaranty of Borrower's indebtedness to Lender ceases to be, or is asserted not to be, in full force and effect. (viii) There is any material adverse change in the financial condition or management of Borrower or Lender in good faith deems itself insecure with respect to the payment or performance of Borrower's obligations to Lender. If this note is payable on demand, the inclusion of specific events of default shall not prejudice Lender's right to require payment on demand or to decline to make any requested Advance.

(b) Without prejudice to any right of Lender to require payment on demand, upon the occurrence of an event of default, Lender may declare the entire unpaid Principal Balance on this note and all accrued unpaid interest immediately due and payable, without notice. Upon default, including failure to pay upon final maturity. Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this note to a rate equal to the Prime Borrowing Rate plus 5%. The interest rate will not exceed the maximum rate permitted by applicable law. In addition, if any payment of principal or interest is 15 or more days past due, Borrower will be charged a late charge of 5% of the delinquent payment.

12. EVIDENCE OF PRINCIPAL BALANCE; PAYMENT ON
DEMAND. Holder's records shall, at any time, be conclusive evidence of the unpaid Principal Balance and interest owing on this note. Notwithstanding any other provisions of this note, in the event holder makes Advances hereunder which result in an unpaid
Principal Balance on this note which at any time exceeds the maximum amount specified in Section 2, Borrower agrees that all such Advances, with interest, shall be payable on demand.

13. LINE OF CREDIT PROVISIONS. If the type of credit indicated in
Section 1 is a revolving line of credit or a non-revolving line of credit, Borrower agrees that Lender is under no obligation and has not committed to make any Advances hereunder. Each Advance hereunder shall be made at the sole option of Lender.

14. DEMAND NOTE. If this note is payable on demand, Borrower acknowledges and agrees that (a) Lender is entitled to demand
Borrower's immediate payment in full of all amounts owing hereunder and (b) neither anything to the contrary contained herein or in any other loan documents (including but not limited to, provisions relating to defaults, rights of cure, default rate of interest, installment payments, late charges, periodic review of Borrower's financial condition, and covenants) nor any act of Lender pursuant to any such provisions shall limit or impair Lender's right or ability to require Borrower's Payment in full of all mounts owing hereunder immediately upon Lender's demand.

15. REQUEST FOR ADVANCES.

(a) Any Advance may be made or interest rate option selected upon the request of Borrower (if an individual), any of the undersigned (if Borrower consists of more than one individual), any person or persons authorized tin subsection (b) of this Section 15, and any person or persons otherwise authorized to execute and deliver promissory notes to Lender on behalf or Borrower.

(b) Borrower hereby authorized any one of the following individuals to request Advance and to select interest rate options:
John E. Giguiere; Karl Giguiere; Mike Motroni and Beth Brady unless Lender is otherwise instructed in writing.

(c) All Advances shall be disbursed by deposit directly to Borrower's account number 8110-012590 at the Sacramento branch of Lender, or by cashier's check issued to Borrower.

(d) Borrower agrees that Lender shall have no obligation to verify the identity of any person making any request pursuant to this Section
15, and Borrower assumes all risks of the validity and authorization of such requests. In consideration of Lender agreeing, at its sole discretion, to make Advances upon such requests, Borrower promises to pay holder, in accordance with the provisions of this note the Principal Balance together with interest thereon and other sums due hereunder, although any Advances may have been requested by a person or persons not authorized to do so.

16. PERIODIC REVIEW. Lender will review Borrower's credit accommodations periodically. At the time of the review, Borrower will furnish Lender with any additional information regarding Borrower's financial condition and business operations that Lender requests. This information may include but is not limited to, financial statements, tax returns, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets and forecasts. If upon review, Lender, in its sole discretion, determines that there has been a material adverse change in Borrower's financial condition, Borrower will be in default. Upon default, Lender shall have all rights specified herein.

17. NOTICES. Any notice hereunder may be given by ordinary mail, postage paid and addressed to Borrower at the last know address of Borrower as shown on holder's records. If Borrower consists of more than one person, notification of any of said persons shall be complete notification of all.

18. ATTORNEY FEES. Whether or not litigation or arbitration is commenced, Borrower promises to pay all costs of collecting overdue amounts. Without limiting the foregoing, in the event that holder consults an attorney for collection or if suit or litigation i brought to enforce this note or any document securing the same, or if this note is placed in the hands of an attorney for collection or if suit or litigation is brought to enforce this note or any document securing the same, Borrower promises to pay all costs thereof including such additional sums as the court or arbitrator(s) may adjudge reasonable as attorney fees, including without limitation, costs and attorney fees incurred in any appellate court, in any proceeding under the bankruptcy code, or in any receivership and post-judgment attorney fees incurred in enforcing any judgment.

19.  WAIVERS; CONSENT.  Each party hereto, whether maker, co-
maker, guarantor or otherwise, waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest and waives all defenses based on suretyship or impairment of collateral.  Without notice to
LIBORCA (6/97)                      Page 3 of 4

Borrower and without diminishing or affecting Lender's rights or Borrower's obligations hereunder, Lender may deal in any manner with any person who at any time is liable for, or provides any real or personal property collateral for, any indebtedness of Borrower to Lender, including the indebtedness evidenced by this note. Without limiting the foregoing, Lender may, in its sole discretion: (a) make secured or unsecured loans to Borrower and agree to any number of waivers, modifications, extensions and renewals of any length of such loans, including the loan evidenced by this note; (b) impair, release (with or without substitution of new collateral), fail to perfect a security interest in, fail to preserve the value of, fail to dispose of in accordance with applicable law, any collateral provided by any person; (c) sue, fail to sue, agree not to sue, release, and settle or compromise with any person.

20.JOINT AND SEVERAL LIABILITY. All undertakings of the undersigned Borrowers are joint and several and are binding upon any marital community of which any of the undersigned are members. Holder's rights and remedies under this note shall be cumulative.

21.SEVERABILITY. If any term or provision of this note is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions, hereof, which terms and provisions shall remain binding and enforceable and this note shall be construed as if such illegal, invalid or unenforceable provision had not been contained herein.

22.ARBITRATION

(a) Either Lender or Borrower may require that all disputes, claims, counterclaims and defenses, including those based on or arising from any alleged tort ("Claims") relating in any way to this note or any transaction of which this note is ap aprt (the "Loan"), be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American
Arbitration Association and Title 9 of the U.S. Code. All Claims will be subject to the statutes of limitation applicable if they were litigated. This provision is void if the Loan, at the time of the proposed submission to arbitration, is secured by real property located outside of Oregon or Washington, or if the effect of the arbitration procedure (as opposed to any Claims of Borrower) would be to materially impair Lender's ability to realize on any collateral securing the Loan.

(b) If arbitration occurs and each party's Claim is less than $100,000, one neutral arbitrator will decide all issues; if any party's Claim is $100,000 or mroe, three neutral arbitrators will decide all issues. All arbitrators will be active California State Bar members in good standing. All arbitration hearings will be held in Sacramento, California. In additions to all other pwers, the arbitrator(s) shall have the exclusive right to determine all issues of arbitrability. Judgment on any arbitration award may be entered in any court with jurisdiction.

(c) If either party institutes any judicial proceeding relating to the Loan, such action shall not be a waiver of the right to submit any Claim to arbitration. In addition, each has the right before, during and after any arbitration to exercise any number of the following remedies, in any order or concurrently: (i) setoff, (ii) self-help repossession; (iii) judicial or non-judicial foreclosure against real or personal property collateral; and (iv) provisional remedies, including injunction, appointment of receiver, attachment, claim and deliver and replevin.

23. GOVERNING LAW. This note shall be governed by and construed and inforced in accordance with the laws of the State of California wihtout regard to conflicts of law principles: provided, however, that to the extent that Lender has greater rights or remedies under Federal law, this provision shall not be deemed to deprive Lender of such rights and remedies as may be available under Federal law.

EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGES
RECEIPT OF A COMPLETED COPY OF THIS DOCUMENT.

R.H. PHILLIPS, INC.                          ------------------------------
Borrower Name, (Corporation,                 Signature of Individual Borrower
Partnership or other Entity)
//s//Mike Motroni    Chief Financial Officer ------------------------------
------------------------------------------   Signature of Individual Borrower
By                           Title
//s//John Giguiere    Co-Ceo                 -------------------------------
------------------------------------------   Signature of Individual Borrower
---------------------------------------------------------------------------
For valuable consideration, Lender agrees to the terms of the arbitration provision set forth in this note.

                                           Lender Name: U.S. Bank
                                           By:_________________________
                                           Title: _____________________
                                           Date:_______________________

U.S. BANK

                  DISBURSEMENT REQUEST AND AUTHORIZATION

Principal           Loan Date   Maturity     Loan No  Call  Collateral
Account    Officer    Initials
$1,500,000.00 09-15-1997 12-31-1997 815-315                365
7155425480   62186
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.


Borrower: R.H. PHILLIPS, INC.           Lender: U.S. BANK NATIONAL ASSOCIATION
                26836 COUNTY ROAD 12A           California Corporate
Banking         ESPARTO, CA 95627               980 9th Street, Suite
1100                                            Sacramento, CA 95814


LOAN TYPE.  This is a Variable Rate (at LENDER'S PRIME RATE.
THIS IS THE RATE OF INTEREST WHICH LENDER FROM TIME
TO TIME ESTABLISHES AS ITS PRIME RATE AND IS NOT, FOR
EXAMPLE, THE LOWEST RATE OF INTEREST WHICH LENDER
COLLECTS FROM ANY BORROWER OF CLASS OF
BORROWERS), Revolving Line of Credit Loan to a Corporation for
$1,500,000.00 due on December 31, 1997.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:
        Personal, Family, or Household Purposes or Personal Investment. X Business (Including Real Estate Investment).

SPECIFIC PURPOSE.  The specific purpose of this loan is: 120-DAY
BULGE FACILITY TOP FINANCE A/R AND INVENTORY.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $1,500,000.00 as follows:

     Undisbursed Funds:                      $1,500,000.00
                                             -------------
     Note Principal:                         $1,500,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

     Prepaid Finance Charges Paid in Cash:              $2,500
                $2,500 LOAN FEES                        ------
     Total Charges Paid in Cash:                        $2,500

TAX IDENTIFICATION CERTIFICATION.  Borrower's Tax
Identification Number is 68-0313737. Borrower hereby certifies under penalties of perjury the above tax identification information is correct.

PAYMENT BY AUTOMATIC DEDUCTION. Borrower hereby authorizes Lender to automatically deduct the amount of all principal and/or interest payments on this Note from Borrower's account number 8110-
012690 with Lender or such other account as Borrower may designate in writing. If there are insufficient funds in the account to pay the automatic deduction in full, Lender may allow the account to become overdrawn, or Lender may reverse the automatic deduction. Borrower will pay all fees on the account which result from the automatic deductions, including any overdraft/NSF charges. If for any reason Lender does not charge the account for a payment, or if an automatic payment is reversed, the payment is still due according to this Note. If the account is a Money Market Account, the number of withdrawals from that account is limited as set out in the account agreement. Lender may cancel the automatic deduction at any time in its discretion.

FINANCIAL CONDITION.  BY SIGNING THIS AUTHORIZATION,
BORROWER REPRESENTS AND WARRANTS TO LENDER THAT
THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT
AND THAT THERE HAS BEEN NO MATERIAL ADVERSE
CHANGE IN BORROWER'S FINANCIAL CONDITION AS
DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL
STATEMENT TO LENDER.  THIS AUTHORIZATION IS DATED
SEPTEMBER 15, 1997.

BORROWER:

R.H. PHILLIPS, INC.

//s//Mike Motroni
     -----------------
   TITLE: CHIEF FINANCIAL OFFICER
   ---------------------------------
//s//John Giguiere
     -------------------
    TITLE: CO-CEO
    -------------------

==========================================================================
Variable Rate. Line of Credit. LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.24 (c) 1997 CFI ProServices, Inc. All rights reserved. [CA-I20 RHPHILIP.LN C3.OVL]